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                                   EXHIBIT IV

                                 PROMISSORY NOTE


THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD UNLESS IT HAS BEEN REGISTERED UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.


$95,000                                                         October 19, 1998


           FOR VALUE RECEIVED, COMPLETE WELLNESS CENTERS, INC., a Delaware corporation (the "Company"), HEREBY PROMISES TO PAY to the order of WEXFORD SPECTRUM INVESTORS LLC (the "Purchaser") or its registered assigns (i) the principal sum of NINETY FIVE THOUSAND DOLLARS (or such lesser amount as shall equal the aggregate unpaid principal amount of the Term Loan and the Revolving Loans made by the Purchaser to the Company under the Investment Agreement referred to below) and (ii) interest on any and all principal amounts remaining unpaid hereunder from time to time outstanding from the date hereof until such principal amount become due, pursuant to the Investment Agreement, dated as of December 19, 1997, as supplemented through and including the date of this Note (as supplemented, amended or otherwise modified from time to time, the "Investment Agreement"; capitalized terms not otherwise defined herein have the same meanings as specified in the Investment Agreement), among the Company, the Purchaser and Wexford Spectrum Investors LLC, including without limitation pursuant to the Third Supplement to Investment Agreement, dated as of the date of this Note (the "Third Supplement").

           Interest on the unpaid balance of the principal amount of this Note shall be computed on the basis of a 360-day year of twelve 30-day months, shall accrue from the date of this Note and shall compound quarterly in arrears on the first day of each quarter commencing on January 1, 1999, at a rate per annum equal to the sum of the rate from time to time announced by Chase Bank as its reference rate plus 3% (the "Base Rate") until the unpaid principal balance of this Note shall be paid in full (whether by scheduled maturity or at a date fixed for prepayment, redemption or repurchase or by declaration, demand or otherwise). All such accrued interest shall be capitalized and added to the principal amount of this Note; provided however, that any overdue payment (including without limitation, any overdue prepayment redemption or repurchase) of principal and, to the extent permitted by applicable law, any overdue payment of interest and premium, if any, shall accrue interest at a rate per annum equal at all times to the sum of the Base Rate plus 4%, payable at the option of the registered holder of this Note, upon demand, until the unpaid principal balance of this Note shall be paid in full.

           The unpaid principal balance of this Note, together with any accrued but unpaid interest hereunder, shall be payable in full on or before February 1, 1999. Payments of principal of, and interest and premium, if any, on this Note are payable in lawful money of the United States of America at the place designated therefor as set forth in Section XI of the Investment Agreement, or at such other place as the Purchaser shall have designated by written notice to the Company as



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provided in the Investment Agreement referred to above. Whenever any payment under this Note shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest.

           Nothing contained in this Promissory Note or the Investment Agreement shall require the Company to pay interest at a rate exceeding the maximum rate permitted by applicable law. If interest payable to the Purchaser on any date would exceed the maximum permissible amount, it shall be automatically reduced to such amount, and interest for any subsequent period, to the extent less than that permitted by applicable law, shall, to that extent, be increased by the amount of such reduction.

           This Note is one of a series of Senior Secured Floating Rate Notes due February 1, 1999 (collectively, the "Notes") originally issued or to be issued in an aggregate principal amount of up to $475,000 pursuant to the Investment Agreement. The holder of this Note is entitled to the benefits of the Investment Agreement and may enforce the agreement of the Company therein in accordance with the terms thereof, and may enforce the rights and remedies provided for thereby or otherwise available in respect thereof in accordance with the respective terms thereof.

           This Note is a registered Note and, as provided in and subject to the terms of the Investment Agreement, is transferable only upon surrender of this Note for registration of transfer or exchange (and, in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer, duly executed by the registered holder of this Note or his attorney duly authorized in writing), at which time a new Note for a like principal amount will be issued to, and registered in the name of, the permitted transferee. Reference in this Note to a "holder" shall mean the person or entity in whose name this Note is at the time registered in the register kept by the Companies as provided in Section X of the Investment Agreement and, prior to the due presentment for registration of transfer, the Company may treat such person or entity as the owner of this Note for the purpose of receiving payment and for all other purposes, and the Companies will not be affected by any notice to the contrary.

           The holder hereof, by acceptance of this Note, agrees that this Note shall not be transferred, sold or otherwise disposed of except to an Accredited Investor (as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended). This Note may be transferred in whole or in part only by registration of such transfer on the register maintained for such purpose by the Companies as provided in Section X of the Investment Agreement.

           The Company is required to make redemptions of principal on the dates and in the amounts specified in the Second Supplement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Second Supplement.

           This Note is secured by, and is entitled to the benefits of the Pledge Agreement and the Security Agreements, each dated as of October 19, 1998, and the UCC-I financing statements made by each of the Persons listed on the signature pages thereof in favor of the holders of the Notes and shall be further secured from time to time by certain property and assets of the


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Obligors, pursuant to the terms of the Investment Agreement and such Pledge
Agreement and Security Agreements.

           If an Event of Default shall occur and be continuing, the unpaid balance of principal of this Note and any accrued and unpaid interest and other amounts payable hereon may be declared or otherwise become due and payable in the manner, at the price and with the effect provided in Section IX of the Investment Agreement.

           This Note shall be governed by, and construed in accordance with, the internal laws of the State of Delaware applicable to contracts made and to be performed therein without consideration as to choice of law.


                                     COMPLETE WELLNESS CENTERS, INC.


                                     By: /s/ C. THOMAS MCMILLEN
                                        ----------------------------------------
                                         Name:  C. Thomas McMillen
                                         Title: CEO


                                     IMPRIMIS INVESTORS LLC


                                     By:
                                        ----------------------------------------
                                         Name:
                                         Title:


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